Exhibit 1.1

Chunghwa Telecom Co., Ltd.

• American Depositary Shares Representing

• Common Shares

Underwriting Agreement

August             , 2005

Goldman Sachs International

Peterborough Court

133 Fleet Street

London EC4A 2BB

United Kingdom

Morgan Stanley Services Limited

c/o Morgan Stanley Dean Witter Asia Limited

26th Floor

Three Exchange Square

Central, Hong Kong

UBS AG

52/F

Two International Finance Centre

8 Finance Street, Central

Hong Kong

As Representatives of the several Underwriters named in Schedule I hereto

Ladies and Gentlemen:

The Ministry of Transportation and Communications (the “Selling Shareholder”) of the Republic of China (the “ROC”), representing the government of the ROC, proposes, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of             American Depositary Shares representing             common shares, par value NT$10 per share (“Common Shares”), of Chunghwa Telecom Co., Ltd., a company limited by shares and duly organized and existing under the laws of the ROC (the “Company”), and, at the election of the Underwriters, up to             additional American Depositary Shares representing             Common Shares. The aggregate of             American Depositary Shares representing             Common Shares to be sold by the Selling Shareholder is herein called the “Firm ADSs” and the aggregate of             American Depositary Shares representing             additional Common Shares to be sold by the Selling Shareholder is herein called the “Optional ADSs”. The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “ADSs”. The Common Shares represented by the Firm ADSs are hereinafter called the “Firm Shares” and the Common Shares represented by the Optional ADSs are hereinafter called the “Optional Shares” and the Firm Shares and the Optional Shares are herein collectively called the “Shares”. References herein to “you” refer to the Representatives of the several Underwriters named in Schedule I hereto.

The ADSs are to be issued pursuant to a deposit agreement (the “Deposit Agreement”), dated as of July 17, 2003, among the Company, The Bank of New York, as depositary (the “Depositary”), and holders and beneficial owners from time to time of the American Depositary Receipts (the “ADRs”) issued by the Depositary and evidencing the ADSs. Each ADS will initially represent ten Common Shares deposited pursuant to the Deposit Agreement.

It is understood by the parties that the Underwriters are offering the ADSs in the United States and internationally outside of the ROC.

The Underwriters are simultaneously entering into an Agreement among Underwriters (the “Agreement among Underwriters”), which provides for, among other things, that Goldman Sachs International shall act as the global coordinator (the “Global Coordinator”), and that Goldman Sachs International, Morgan Stanley Services Limited and UBS Investment Bank shall act as the representatives of the Underwriters for the offering and sale of the ADSs contemplated hereunder (the “Offering”). The Company hereby confirms the appointment of Goldman Sachs International as the Global Coordinator by the Underwriters. Goldman Sachs International, Morgan Stanley Services Limited and UBS AG are hereinafter collectively referred to as the “Joint Bookrunners”.

Three forms of prospectus are to be used in connection with the Offering: (i) one relating to ADSs offered or sold within the United States (the “U.S. Prospectus”); (ii) one relating to the ADSs offered or sold outside the United States (the “International Prospectus”); and (iii) one relating to the “public offering without listing” (the “Japanese POWL”) to be conducted in Japan by registration of ADSs in Japan. The U.S. Prospectus will be identical to the International Prospectus except for certain substitute pages, and copies of these prospectuses have been provided to you. References herein to any “Prospectus” or “Preliminary Prospectus” (each as defined below), whether as amended or supplemented, shall include both the U.S. Prospectus and the International Prospectus.

The Selling Shareholder is concurrently conducting a separate public auction of [289,431,000] Common Shares, par value NT$10 per share, of the Company solely within the ROC (the “ROC Offering”).

1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i)    A registration statement on Form F-3 (File No.•) (the “Initial Registration Statement”) in respect of the Shares has been filed with the United States Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the U.S. Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and, to the knowledge of the Company after due inquiry, no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (x) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (y) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement;

(ii)    No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Joint Bookrunners expressly for use therein;

(iii)    The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Joint Bookrunners expressly for use therein;

(iv)    The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform,

in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and the Registration Statement and the Prospectus do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through any Joint Bookrunner expressly for use therein;

(v)    A registration statement on Form F-6 (File No. 333-106416) in respect of the ADSs representing Shares has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and, to the knowledge of the Company after due inquiry, no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(vi)    The Company has filed with the Director General of the Kanto Local Finance Bureau of the Ministry of Finance of Japan (the “KLFB”) a securities registration statement with respect to the Japanese POWL and amendments to such securities registration statement pursuant to the Securities and Exchange Law of Japan (Law No. 25 of 1948, as amended, the “Securities and Exchange Law”); a further amendment to such securities registration statement in the form heretofore delivered to you shall be filed by the Company with the KLFB promptly after the execution of this Agreement (such securities registration statement and all such amendments and attachments, collectively, the “Japanese Registration Statement”); the registration made under the Japanese Registration Statement shall have been declared effective by KLFB on or prior to the first business day in Japan following the date of this Agreement; no other document with respect to the Japanese Registration Statement has heretofore been filed with the KLFB; no stop order suspending the effectiveness of the Japanese Registration Statement or preventing or suspending the use of any Japanese Prospectus (as defined below) has been issued and, to the knowledge of the Company after due inquiry, no proceeding for that purpose has been initiated or threatened by the KLFB; and the Japanese Registration Statement when it becomes effective conforms, and any further amendments thereto will conform, in all material respects to the requirements of the Securities and Exchange Law of Japan and the cabinet orders and ministerial ordinances and other rules and regulations thereunder (the “Japanese Rules and Regulations”), and does not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Joint Bookrunners expressly for use therein;

(vii)    The Company has prepared a prospectus with respect to the Japanese POWL and intends to prepare a supplement or supplements to such prospectus which together with such prospectus will form a final prospectus (the “Japanese Prospectus”); and the Japanese Prospectus at the time of issue or at the time of each supplement thereto will conform or conformed, in all material respects to the requirements of the Securities and Exchange Law of Japan and the Japanese Rules and Regulations, and the Japanese Prospectus at the time of issue or at the time of each supplement thereto will not or did not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Joint Bookrunners expressly for use therein;

(viii)    The Company has not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood, earthquake or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock, short-term debt or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity, results of operations or otherwise of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

(ix)    The Company has good and marketable title to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances, charges, claims, third party rights or interests, defects and any other restrictions, except such as are set forth in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and no material default (or event which with notice or lapse of time, or both, would constitute such a default) by the Company has occurred and is continuing under any of such leases; and the Company does not own, operate, manage or have any other right or interest in any other material real property of any kind except as reflected in the balance sheet of the Company as of March 31, 2005 included or incorporated by reference in the Prospectus, and no other real properties are necessary for the Company for the carrying on of the business of the Company in the manner set forth in the Prospectus other than as would not, individually or in the aggregate, have a material adverse effect on the combined financial position, shareholders’ equity or results of operations of the Company;

(x)    The Company has been duly incorporated and is validly existing as a company limited by shares organized under the laws of the ROC, with power and authority (corporate and other) to own, use, lease and operate its properties and conduct its business in the manner as set forth in the Prospectus; the Company does not conduct any business, and does not own or lease any properties, outside of the ROC; and the Articles of Incorporation, the business license and other constituent documents of the Company comply with the requirements of applicable laws, statute and regulations of the ROC and are in full force and effect;

(xi)    The Company does not have any “subsidiaries” or “significant subsidiaries” within the meaning of Rule 1-02 of Regulation S-X under the Act;

(xii)    The Company has an authorized and paid-in capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Common Shares contained in the Prospectus; all of the Common Shares (including the Shares) have been duly listed and admitted for trading on the Taiwan Stock Exchange (the “Taiwan Stock Exchange”); the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares or the ADSs; except as set forth in the Prospectus, there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, the Common Shares or any other class of capital stock of the Company; the Shares may be freely deposited by the Selling Shareholder with the Depositary against issuance of ADRs evidencing ADSs; the ADSs are freely transferable by the Selling Shareholder to or for the account of the several Underwriters and (to the extent set forth in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Shares and the ADSs under the laws of the ROC and of the United States, except as set forth in the Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Shares”, and in Item 10.D, “Exchange Controls” in the Company’s Annual Report on Form 20-F for the year ended December 31, 2004 (the “Annual Report”) incorporated by reference in the Prospectus;

(xiii)    Each of this Agreement and any agreement relating to the ROC Offering has been duly authorized, executed, and delivered by the Company;

(xiv)    The Deposit Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; upon issuance by the Depositary of ADRs evidencing ADSs against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus;

(xv)    All consents, approvals, authorizations, orders, registrations, filings, clearances and qualifications of or with any court or governmental agency or body or any stock exchange authorities (hereinafter referred to as a “Governmental Agency”) having jurisdiction over the Company or any of its properties (hereinafter referred to as “Governmental Authorizations”) required for the deposit of Shares, and the issuance of ADSs in respect thereof, the sale and delivery of the ADSs to be sold by the Selling Shareholder hereunder and the shares of Common Shares to be sold by the Selling Shareholder in the ROC Offering and for the authorization, execution, delivery and performance by the Company of this Agreement, any agreement relating to the ROC Offering and the Deposit Agreement to be duly and validly authorized have been obtained or made and are in full force and effect and no such Governmental Authorization has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed, except for (A) such filings, if any, required by the ROC “Rules for Handling Issuance and Offer of Overseas Securities by Issuers”, (B) the approval of the ROC Central Bank of China for foreign exchange settlements and payments contemplated by the Deposit Agreement, and (C) telephone notification of and filing of required documents with the ROC Central

Bank of China prior to the conversion of United States dollars proceeds into New Taiwan dollars;

(xvi)    Other than as set forth in the Prospectus, all dividends and other distributions declared and payable in respect of the capital stock of the Company may under the current laws and regulations of the ROC be paid to the holders of Common Shares in New Taiwan dollars (including any such dividends or distributions to be paid to the Depositary) that may be converted into foreign currency that may be freely transferred out of the ROC, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the ROC and are otherwise free and clear of any other tax, withholding or deduction in the ROC and without the necessity of obtaining any Governmental Authorization in the ROC;

(xvii)    The deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs, the sale and delivery of the ADSs to be sold by the Selling Shareholder hereunder and the shares of Common Shares to be sold by the Selling Shareholder in the ROC Offering, the compliance by the Company with all of the provisions of this Agreement, any agreement relating to the ROC Offering and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject other than such conflicts, breaches, violations or defaults which, individually or in the aggregate, would not have a material adverse effect on the business, operations, general affairs, condition (financial or otherwise), shareholders’ equity or results of operations of the Company (“Material Adverse Effect”), nor will such action result in any violation of the provisions of the Articles of Incorporation, business licenses, government concessions or other constituent documents of the Company or any law or statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its properties, including the Telecommunications Act of the ROC, the Cable Radio and Television Law of the ROC, the Statute of Chunghwa Telecom Co., Ltd., the Statute Governing Privatization of State Owned Enterprises, the Law Governing Administration of State Owned Enterprises, the Audit Law of the ROC and the Budget Law of the ROC;

(xviii)    The Company is not (A) in violation of its Articles of Incorporation, business licenses, government concessions or other constituent documents, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any licenses, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except such defaults which individually or in the aggregate would not have a Material Adverse Effect, or (C) in violation or contravention of any law or statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its properties, except with respect to the non-compliance with the Cable Radio and Television Law of the ROC, as described in the Prospectus;

(xix)    Other than as set forth in the Prospectus, so long as this Agreement or any documents which are deemed “receipts” under ROC Stamp Duty Law are executed outside of the ROC, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters or the Depositary in the ROC or to any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares by the Selling Shareholder against the issuance of ADRs evidencing ADSs, (B) the sale and delivery by the Selling

Shareholder of the ADSs representing the Shares to or for the respective accounts of the Underwriters, (C) the sale and delivery outside the ROC by the Underwriters of the ADSs representing the Shares to the initial purchasers thereof or (D) the execution, delivery and performance of this Agreement and the Deposit Agreement (other than any income tax that may be levied on the income of the Underwriters whose income may otherwise be subject to ROC tax or withholding, if any, with respect to such income tax);

(xx)    Neither the Company nor the Subsidiary has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and ADSs;

(xxi)    The statements set forth in the Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Shares”, insofar as they purport to constitute a summary of the terms of the Common Shares and the ADSs, respectively, and under the captions “Taxation”, “Implications of Our Privatization”, and “Underwriting”, and Item 4.B, “Business Overview”, and Item 10.D, “Exchange Controls”, in the Annual Report incorporated by reference in the Prospectus, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

(xxii)    Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject (i) which, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect, or (ii) that are required to be set forth in the Registration Statement or the Prospectus and are not so set forth; and, to the Company’s knowledge after due inquiry, no such proceedings are pending, threatened or contemplated by any Governmental Agency or by others;

(xxiii)    The Company is not an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xxiv)    The Company has all licenses, consents, permits, authorizations, approvals, certificates and orders and other concessions of and from all, and is not required to make any declarations and filings with any, Governmental Agencies that are necessary to own, lease, license and use its properties and conduct its businesses in the manner as set forth in the Prospectus, and such licenses, consents, permits, authorizations, approvals, certificates, orders or concessions contain no materially burdensome restrictions or conditions not set forth in the Registration Statement or the Prospectus; the Company has no reason to believe that the Ministry of Transportation and Communications, the Directorate General of Telecommunications or any other Governmental Agency is considering modifying, suspending or revoking any such licenses, consents, permits, authorizations, approvals, certificates, orders or concessions, and the Company is in compliance with the provisions of all such licenses, consents, permits, authorizations, approvals , orders and concessions in all material respects, except with respect to the non-compliance with the Cable Radio and Television Law of the ROC, as described in the Prospectus;

(xxv)    The Company is not a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 (a) of the United States Internal Revenue Code of 1986, as amended, and is not likely to become a PFIC;

(xxvi)    Deloitte & Touche, who have certified certain financial statements of the Company, are independent public accountants of the Company as required by the Act and the rules and regulations of the Commission thereunder; and the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States (“US GAAP”); (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions taken with respect to any differences; and (E) the Company has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity and provide a sufficient basis for the preparation of financial statements in accordance with US GAAP;

(xxvii)    The Registration Statement, the Preliminary Prospectus, the Prospectus, the ADS Registration Statement, the Japanese Registration Statement and the Japanese Prospectus, the filing of the Registration Statement, the Prospectus and the ADS Registration Statement with the Commission and the filing of the Japanese Registration Statement with the KLFB have each been duly authorized by and on behalf of the Company, and the Registration Statement and the ADS Registration Statement and the Japanese Registration Statement have each been duly executed pursuant to such authorization by and on behalf of the Company;

(xxviii)    The Company owns or has the legal right to use, or can acquire on reasonable terms, all patents, patent licenses, inventions, copyrights, trademarks, service marks, trade names, domain names and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), information, proprietary rights and processes (“Intellectual Property”) necessary to conduct its business as currently conducted and as proposed to be conducted, and the Company has not received any notice or claim of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any Material Adverse Effect; in conducting its business activities, the Company has not infringed any patent, copyright, title, trademark, service mark, trade name, domain name or other intellectual property rights already registered by a third party in the ROC or other jurisdiction;

(xxix)    Other than as set forth in the Prospectus, the Company has no obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or the Subsidiary, or to any other person that would, individually or in the aggregate, have a Material Adverse Effect;

(xxx)    Other than as set forth in the Prospectus, no material labor dispute, work stoppage, slow down or other conflict with the employees of the Company exists or, to the knowledge of the Company, is threatened;

(xxxi)    The irrevocable and unconditional waiver and agreement of the Company in Section 15 hereof not to plead or claim any right of immunity on the grounds of sovereignty in any legal action, suit or proceeding based on this Agreement is valid and binding under the laws of the ROC;

(xxxii)    Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the ROC in accordance with its terms; and to ensure the legality, validity, enforceability or admissibility into evidence in the ROC of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the ROC or that any stamp or similar tax in the ROC be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder, it being understood that in court proceedings in the ROC, a translation into the Chinese language may be required;

(xxxiii)    No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs; except as set forth in the Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities;

(xxxiv)    The audited financial statements (and the notes thereto) of the Company included or incorporated by reference in the Prospectus present fairly the financial position of the Company as of the dates specified and the results of operations and changes in financial position of the Company for the periods specified, and such financial statements have been prepared in conformity with US GAAP applied on a consistent basis throughout the periods presented (other than as described therein); the unaudited financial statements (and the notes thereto) of the Company incorporated by reference in the Prospectus have been reviewed by Deloitte & Touche, an independent registered public accounting firm, and contain normal recurring adjustments which are, in the opinion of our management, necessary for a fair presentation of the results for such unaudited periods; and the summary and selected financial data, including the selected unaudited quarterly financial information, included or incorporated by reference in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference therein;

(xxxv)    Under the laws of the ROC, each holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company;

(xxxvi)    Except as set forth in the Prospectus or this Agreement, all amounts payable by the Company in respect of the ADRs evidencing the ADSs or the underlying Shares shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the ROC or any authority thereof or therein nor are any taxes imposed in the ROC on, or by virtue of the execution or delivery of, such documents;

(xxxvii)    All returns, reports or filings which ought to have been made by or in respect of the Company for taxation purposes have been made and all such returns are up to date, correct and on a proper basis, and are not the subject of any dispute with the relevant revenue or other appropriate authorities; the provisions included in the audited accounts as set out or incorporated by reference in the Prospectus included appropriate provisions required under generally accepted accounting principles in the ROC (“ROC GAAP”) for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company was then or might reasonably be expected thereafter to become or have become liable; and the Company has not received notice of any tax deficiency that has been asserted against the Company which, if so assessed, would have a Material Adverse Effect;

(xxxviii)    Item 5, “Operating and Financial Review and Prospects” in the Annual Report, incorporated by reference in the Prospectus, accurately and fully describes (A) accounting policies which the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and which require management’s most difficult, subjective or complex judgments (“critical accounting policies”); (B) judgments and uncertainties affecting the application of critical accounting policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof;

(xxxix)    The Company’s management have reviewed and agreed with the selection, application and disclosure of critical accounting policies and have consulted with its legal advisers and independent accountants with regards to such disclosure;

(xl)    The Company is in full compliance with all applicable obligations and duties imposed on it by the United States Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”);

(xli)    The section entitled “Recent Developments—Liquidity and Capital Resources” in the Prospectus and Item 5.B, “Liquidity and Capital Resources”, Item 5.C “Research, Development, Patents and Licenses, Etc.”, Item 5.E, “Off-Balance Sheet Arrangements” and Item 5.F, “Tabular Disclosure of Contractual Obligations” in the Annual Report incorporated by reference in the Prospectus, taken together, accurately and fully describes: (A) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur, and (B) that neither the Company nor the Subsidiary are engaged in any transactions with, or have any obligations to, its unconsolidated entities (if any) that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or the Subsidiary, including, without limitation, structured finance entities and special purpose entities, or otherwise engage in, or have any obligations under, any off-balance sheet transactions or arrangements. As used herein in this Section 1, the phrase “reasonably likely” refers to a disclosure threshold lower than “more likely than not”;

(xlii)    Since the date of the latest audited financial statements included in the Prospectus, the Company has not (A) entered into or assumed any contract, (B) incurred or agreed to incur any liability (including any contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities) that would be material to the Company and that are not otherwise set forth in the Prospectus;

(xliii)    Except as set forth in the Prospectus, the Company is not engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined;

(xliv)    Except as set forth in the Prospectus, the Company is not engaged in any material transactions with its directors, officers, management, shareholders, or any other person, including persons formerly holding such positions, on terms that are not available to other parties on an arm’s-length basis;

(xlv)    The Company has provided you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company; and since July 30, 2002, the Company has not, directly or indirectly, including through any subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002;

(xlvi)    Any statistical and market-related data included in the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the

Company has obtained the written consent to the use of such data from such sources to the extent required;

(xlvii)    The Company and each of its directors that signed the Initial Registration Statement is aware of, and the Company understands and, to the knowledge of the Company, each of such directors understands, the content of the resolutions of the Legislative Yuan of the ROC dated May 30, 2003, June 10, 2004, May 27, 2005 under Article 52 of the ROC Budget Law (the “Budget Law”) and May 27, 2005 under Article 72 of the Budget Law (collectively, the “Resolutions”); the Company has received legal advice to its satisfaction with respect to the Resolutions from its legal counsel; each director of the Company that signed the Initial Registration Statement has received legal advice which is, to the knowledge of the Company, to his or her satisfaction with respect to the Resolutions and his or her fiduciary duties as a director of the Company in respect of the Resolutions from his or her legal counsel or has declined to obtain such advice after being offered by the Company for the Company to bear the cost of any such advice; and the Company understands and, to the knowledge of the Company, each director of the Company that signed the Initial Registration Statement understands, the potential personal liability to which each director of the Company that signed the Initial Registration Statement and the executive officers of the Company may be subject in the event that the Offering or ROC Offering were deemed not in compliance with any of the Resolutions;

(xlviii)    The Offering and ROC Offering, and the validity of the related sales of ADSs and common shares, will not be affected by any of the Resolutions;

(xlix)    The statements set forth in the Prospectus under the caption “Prospectus Summary—Resolutions Passed by the Legislative Yuan”, “Resolutions Passed by the Legislative Yuan”, “Risk Factors—Risks Relating to This Offering—We face opposition to our privatization and this offering may be subject to legal or other challenges” and “Risk Factors—Risks Relating to Our Company and the Taiwan Telecommunications Industry—If we fail to maintain a good relationship with our labor union, work stoppages or labor unrest could occur and the quality of our services as well as our reputation could suffer” are fair and accurate summaries of the matters described therein in all material respects; and

(l)    The purchase and sale of the ADSs pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Shareholder, on the one hand, and the several Underwriters, on the other; in connection therewith and with the process leading to such transaction, each Underwriter is acting solely as a principal and not as the agent or fiduciary of the Company; no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the Offering or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement; and the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

(b)    The Selling Shareholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:

(i)    All Governmental Authorizations required for the deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at each Time of Delivery (as defined in Section 4 hereof), for the sale and delivery of the ADSs to be sold by the Selling Shareholder hereunder, for the sale and delivery of the Common Shares to be sold by the Selling Shareholder in the ROC Offering and for the

execution and delivery by the Selling Shareholder of this Agreement and any agreement relating to the ROC Offering, have been obtained and are in full force and effect, except for approval of the ROC Central Bank of China for foreign exchange settlements and payments contemplated by the Deposit Agreement; and the Selling Shareholder has power and authority (corporate or other) to enter into this Agreement and any agreement relating to the ROC Offering and to sell, assign, transfer and deliver the ADSs to be sold by the Selling Shareholder hereunder and the Common Shares to be sold by the Selling Shareholder in the ROC Offering;

(ii)    The sale of the ADSs to be sold by the Selling Shareholder hereunder, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at each Time of Delivery, the sale and delivery of the ADSs to be sold by the Selling Shareholder hereunder and the Common Shares to be sold by the Selling Shareholder in the ROC Offering, the compliance by the Selling Shareholder with all of the provisions of this Agreement and any agreement relating to the ROC Offering and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound, or to which any of the property or assets of the Selling Shareholder is subject other than such conflicts, breaches, violations or defaults which, individually or in the aggregate, would not have a Material Adverse Effect, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Selling Shareholder;

(iii)    The Selling Shareholder has good and valid title to the Shares to be represented by the ADSs to be sold hereunder, and immediately prior to each Time of Delivery the Selling Shareholder will have good and valid title to the Shares to be represented by the ADSs to be sold by the Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of the ADSs representing such Shares and payment therefor pursuant hereto, good and valid title to such ADSs, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

(iv)    Neither the Selling Shareholder nor any of its affiliates, nor any person acting on its or their behalf has taken and will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or ADSs;

(v)    No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and no stop order suspending the effectiveness of the Japanese Registration Statement or preventing or suspending the use of any Japanese Prospectus has been issued by the KLFB;

(vi)    The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(vii)    The Japanese Registration Statement conforms, and the Japanese Prospectus and any further amendments or supplements to the Japanese Registration Statement or the Japanese Prospectus will conform, in all material respects to the requirements of the Securities and Exchange Law of Japan and the Japanese Rules and Regulations, and do not and will not, as of the applicable effective date as to the Japanese Registration Statement and any amendment thereto and as of the applicable date of the Japanese Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(viii)    In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as defined in Section 4 hereof) a properly completed and executed United States Treasury Department Form W-8EXP (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

(ix)    Each of this Agreement and any agreement relating to the ROC Offering has been duly authorized, executed and delivered by the Selling Shareholder, and is in proper form to be enforceable against the Selling Shareholder in accordance with its terms; and to ensure the legality, validity, enforceability or admissibility into evidence in the ROC of this Agreement, it is not necessary that this Agreement be filed or recorded with any court or other authority in the ROC or that any stamp or similar tax in the ROC be paid on or in respect of this Agreement or any other documents to be furnished hereunder, it being understood that in court proceedings in the ROC, a translation into the Chinese language may be required;

(x)    The ADSs delivered at each Time of Delivery by the Selling Shareholder will be freely transferable by the Selling Shareholder to or for the account of the several Underwriters and (to the extent set forth in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Shares or ADSs under the laws of the ROC or of the United States except as set forth in the Prospectus under the captions “Description of Share Capital”, and “Description of American Depositary Shares”, and in Item 10.D “Exchange Controls” in the Annual Report incorporated by reference in the Prospectus;

(xi)    The irrevocable and unconditional waiver and agreement of the Selling Shareholder in Section 15 hereof not to plead or claim any right of immunity on the grounds of sovereignty in any legal action, suit or proceeding based on this Agreement is valid and binding under the laws of the ROC;

(xii)    There are no contracts, agreements or understandings between the Selling Shareholder and any person that would give rise to a valid claim against the Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offer and sale of the ADSs;

(xiii)    The Selling Shareholder is aware of and understands the content of the Resolutions; the Selling Shareholder has received legal advice to its satisfaction with respect to the Resolutions from its legal counsel; and the Selling Shareholder understands the potential personal liability to which officials of the Selling Shareholder and each director of the Company that signed the Initial Registration Statement and the executive officers of the Company may be subject in the event that the Offering or ROC Offering were deemed not in compliance with any of the Resolutions;

(xiv)    The Offering and ROC Offering, and the validity of the related sales of ADSs and common shares, will not be affected by any of the Resolutions;

(xv)    The statements set forth in the Prospectus under the caption “Prospectus Summary—Resolutions Passed by the Legislative Yuan”, “Resolutions Passed by the Legislative Yuan”, “Risk Factors—We face opposition to our privatization and this offering may be subject to legal or other challenges” and “Risk Factors—If we fail to maintain a good relationship with our labor union, work stoppages or labor unrest could occur and the quality of our services as well as our reputation could suffer” are fair and accurate summaries of the matters described therein in all material respects; and

(xvi)    The purchase and sale of the ADSs pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Shareholder, on the one hand, and the several Underwriters, on the other; in connection therewith and with the process leading to such transaction, each Underwriter is acting solely as a principal and not as the agent or fiduciary of the Selling Shareholder; no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Selling Shareholder with respect to the Offering or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Selling Shareholder on other matters) or any other obligation to the Selling Shareholder except the obligations expressly set forth in this Agreement; and the Selling Shareholder has consulted its own legal and financial advisors to the extent it deemed appropriate. The Selling Shareholder agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Selling Shareholder, in connection with such transaction or the process leading thereto.

(c)    Any certificate signed by any officer of the Company or any of its subsidiaries (pursuant to Section 7(n) or otherwise) delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholder as such (pursuant to Section 7(o) or otherwise) and delivered to you or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Selling Shareholder to each Underwriter as to the matters covered thereby.

2. Subject to the terms and conditions herein set forth, (a) the Selling Shareholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholder, at a purchase price of US$            per ADS, the number of Firm ADSs set forth opposite the name of such Underwriter in Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Selling Shareholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholder, at the purchase price per ADS set forth in clause (a) of this Section 2, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

The Selling Shareholder, as and to the extent indicated in Schedule I hereto, hereby grants to the Underwriters the right to purchase at their election up to             Optional ADSs at the purchase price per ADS set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm ADSs. Any such election to purchase Optional ADSs may be exercised by written notice from you to the Selling Shareholder, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you, the Company and the Selling Shareholder otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3. Upon the authorization by you of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus and the Japanese Prospectus.

4. (a) The ADSs to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Joint Bookrunners may request upon at least forty-eight hours’ notice to the Selling Shareholder prior to a Time of Delivery (as defined below) (the “Notification Time”), shall be delivered by or on behalf of the Selling Shareholder to the Joint Bookrunners, through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Selling Shareholder to the Joint Bookrunners at least forty-eight hours in advance to such Time of Delivery. [The Company and the Selling Shareholder will cause the certificates representing the ADSs to be made available for checking at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”).]

The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:30 a.m., New York City time, on August             , 2005 or such other time and date as the Joint Bookrunners, the Company and the Selling Shareholder may agree upon in writing, and, with respect to the Optional ADSs, 9:30 a.m., New York City time, on the date specified by the Joint Bookrunners in the written notice given by the Joint Bookrunners of the Underwriters’ election to purchase such Optional ADSs, or such other time and date as the Joint Bookrunners, the Company and the Selling Shareholder may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the “First Time of Delivery”, such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the ADSs and any additional documents requested by the Underwriters pursuant to Sections 7(n) and 7(o) hereof, will be delivered at the offices of Sullivan & Cromwell LLP, 28th Floor, Nine Queen’s Road Central, Hong Kong (the “Closing Location”), and the ADSs will be delivered as specified in Section 4(a) above, all at such Time of Delivery. A meeting will be held at the Closing Location at 4:00 p.m., Hong Kong time, on the New York Business Day (as defined herein) next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5. (a) The Company agrees with each of the Underwriters:

(i)    To prepare the Prospectus and the Japanese Prospectus in a form approved by you and to file the Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement, Prospectus, the Japanese Registration Statement or the Japanese Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement or the Japanese Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed or any supplement to the Japanese Prospectus has been made and to furnish you copies thereof; to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the ADSs; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, or the issuance by the KLFB of any stop order or of any order preventing or suspending the registration made under the Japanese Registration Statement or preventing or suspending the use of the Japanese Prospectus, of the suspension of the qualification of the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information, or any request by the KLFB for the amending or supplementing of the Japanese Registration Statement or Japanese Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending the registration under the Japanese Registration Statement or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

(ii)    Promptly from time to time to take such action as you may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(iii)    Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the ADSs and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the ADSs at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(iv)    Prior to 10:00 A.M., Tokyo time, on the next business day in Japan succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Japanese Prospectus in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of the earlier of three months after the effectiveness of the Japanese Registration Statement and the time when delivery of the Japanese Prospectus is no longer required under the Securities and Exchange Law of Japan and the Japanese Rules and Regulations in connection with the Japanese POWL and if during such time any events shall have occurred as a result of which the Japanese Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Japanese Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Japanese Prospectus in order to comply with the Securities and Exchange Law of Japan and the Japanese Rules and Regulations, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Japanese Prospectus or a supplement to the Japanese Prospectus which will correct such statement or omission or effect such compliance;

(v)    To comply with all the applicable provisions of the Securities and Exchange Law of Japan and the Japanese Rules and Regulations in connection with the Japanese POWL, including (but without limiting the generality of the foregoing) the filing of all securities reports, extraordinary reports (if any) and other periodic reports, as well as the filing of any amendment to any such reports to correct the same if such report shall contain any untrue statement of a material fact or omit to state a material fact which is required to be stated therein or which is necessary to make the statements therein not misleading, or if the filing of such amendment is required by the KLFB or is otherwise necessary;

(vi)    To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(vii)    During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus (the “Company’s Lock-up Period”), not to offer, sell, contract to sell, hedge or otherwise dispose of, except as provided hereunder, any Common Shares or ADSs or securities of the Company that are substantially similar to the Common Shares or ADSs, including, but not limited to, any securities that are convertible into or exchangeable or exercisable for, or that represent the right to receive, Common Shares or ADSs or any such substantially similar securities (other than pursuant to (A) employee benefits plan or distribution of dividends or employee bonuses in the form of shares of the Company existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement and in each case which have been set forth in the Prospectus; or (B) employee share purchase plans relating to the Privatization of the Company as set forth in Item 6.D, “Employees” of the Annual Report incorporated by reference in the Prospectus, existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of the Joint Bookrunners, provided, however, that the Company may publicly disclose its intention to dispose of additional Common Shares in connection with the Privatization of the Company; for the purposes of this

Agreement, the term “Privatization” shall mean the process through which the government of the ROC, through the Selling Shareholder or otherwise, reduces its ownership of the Common Shares, including Common Shares owned by entities more than 50% owned by the government of the ROC, to less than 50% of the Common Shares issued and outstanding, resulting in the Company becoming a non-state owned entity);

(viii)    For so long as the Company prepares the financial statements contained in the Company’s annual report on Form 20-F in conformity with and under US GAAP, (A) to furnish to its shareholders (including holders of ADSs) as soon as practicable after the end of each fiscal year an annual report (in English) (in the same form and with the same content as the Annual ROC Financials (as defined below)), including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries, if any, and business segment information in accordance with Statement of Financial Accounting Standards No. 131, certified by independent public accountants and prepared in conformity with and under US GAAP; (B) to release to the public outside of the ROC, at the same time the Company releases financial information for each fiscal year to the public in the ROC and/or files such financial information with the Taiwan Stock Exchange or the ROC Securities and Futures Commission (the “Annual ROC Financials”), financial information for such fiscal year in the same form and with the same content as the Annual ROC Financials and prepared in conformity with and under US GAAP; (C) to make available to its shareholders (including holders of ADSs) after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), financial information for such quarter in the same form and with the same content as the Quarterly ROC Financials (as defined below) prepared in conformity with and under US GAAP; and (D) to release to the public outside of the ROC, at the same time the Company releases financial information for each quarter to the public in the ROC and/or files such financial information with the Taiwan Stock Exchange or the ROC Securities and Futures Commission (the “Quarterly ROC Financials”), financial information for such quarter in the same form and with the same content as the Quarterly ROC Financials and prepared in conformity with and under US GAAP;

(ix)    During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the ROC Securities and Futures Commission, the Taiwan Stock Exchange or any other securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements included in such additional information to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries, if any, are consolidated in reports furnished to its shareholders generally or to the Commission);

(x)    Not to (and to cause the Subsidiary not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares and the ADSs;

(xi)    To use its best efforts to maintain the listing of the Shares and the ADSs on the New York Stock Exchange, Inc. (the “NYSE”);

(xii)    The Board of Directors of the Company will, subject to applicable ROC laws and regulations, as soon as practicable review and agree with the selection and application of critical accounting policies disclosed in the Prospectus and will consult and confirm with its legal advisers and independent accountants with regards to such disclosure;

(xiii)    If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

(xiv)    Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the ADSs (the “License”); provided, however, that the License is granted without any fee; and

(xv)    To comply in all material respects with all applicable securities laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and to use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with all applicable securities laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act.

(b)    The Selling Shareholder agrees with each of the Underwriters:

(i)    During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus (the “Selling Shareholder’s Lock-up Period”), not to offer, sell, contract to sell, hedge or otherwise dispose of, except as provided hereunder, any Common Shares or ADSs or securities of the Company that are substantially similar to the Common Shares or ADSs, including, but not limited to, any securities that are convertible into or exchangeable or exercisable for, or that represent the right to receive, Common Shares or ADSs or any such substantially similar securities (other than pursuant to (1) employee share purchase plans relating to the Privatization of the Company as set forth in Item 6.D, “Employees” of the Annual Report incorporated by reference in the Prospectus, existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement; (2) a sale to an entity which, in the sole judgment of the Joint Bookrunners, (y) is a non-financial institution and (z) has as its principal lines of business the provision of telecommunications and/or media services, on the condition that such entity shall provide a lock-up undertaking on substantially the same terms as set forth in this subsection (b) for the unexpired portion of the Selling Shareholder’s Lock-Up Period; (3) a sale of the Common Shares to the Company arising out of a share repurchase conducted by the Company pursuant to ROC laws and regulations and as set forth in the Prospectus; or (4) an auction of the Common Shares conducted by the Selling Shareholder concurrently with the offering of the ADSs contemplated herein and as set forth in the prospectus), without the prior written consent of the Joint Bookrunners, provided, however, that the Selling Shareholder may publicly disclose its intention to dispose of additional Common Shares in connection with the Privatization of the Company;

(ii)    Prior to each Time of Delivery, to deposit, or cause to be deposited on its behalf, the Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery;

(iii)    Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares or the ADSs;

(iv)    To appoint and maintain to the Company’s board of directors at least two directors who do not have current or previous affiliation with either the Selling Shareholder or the Company, and not to remove or replace, except for cause, such directors during their terms of office; and

(v)    Upon the Privatization of the Company, the Selling Shareholder will satisfy in full its commitment to contribute the necessary funds to the Company’s pension plans as described in Note 14 to the Company’s audited annual financial statements included in the Registration Statement.

6.    (a)    The Company and the Selling Shareholder covenant and agree with one another and with the several Underwriters that the Company and the Selling Shareholder will pay or cause to be paid their respective portions, totaling 100% of the following: (i) the fees, disbursements and expenses of the Company’s and the Selling Shareholder’s counsel (including ROC, US and other counsel, if any) and accountants in connection with the Offering; and (ii) the securities transaction tax arising out of the Offering.

(b)    It is understood, however, that except as provided in this Section, and Sections 8 and 12 hereof, the Underwriters will pay (i) all fees and disbursements of their counsel; (ii) all printing expenses in connection with any Preliminary Prospectus and the Prospectus and supplements thereto; (iii) pre-marketing and roadshow expenses, including travel, lodging, conference calls, car fare and other related expenses; (iv) promotional expenses in connection with the ROC Offering; (v) all fees and expenses in connection with the Japanese POWL; (vi) filing fees payable to the Commission in respect of the registration statement(s) relating to the Offering and any fees incident to any review by the National Association of Securities Dealers Inc. of the terms of the sale of the Shares and ADSs; and (vii) all other expenses incurred by the Underwriters, including travel, lodging, car fare, word processing, research, telephone and teleconference.

All payments to be made by the Company and the Selling Shareholder under this Agreement shall be paid free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature, imposed by any Governmental Agency, and all interests, penalties or similar liabilities with respect thereto (collectively “Taxes”). If any Taxes are required by law to be deducted or withheld in connection with such payments, the Company and the Selling Shareholder will increase the amount paid so that the full amount of such payment as agreed herein is received by the Underwriters.

7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholder herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholder shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

(a)    The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; the registration made under the Japanese Registration Statement shall have been declared effective by KLFB on or prior to the first business day in Japan following the date of this Agreement; and no stop order suspending the effectiveness of the Japanese Registration Statement has been issued and, to the knowledge of the Company after due inquiry, no proceeding for that purpose has been initiated or threatened by the KLFB;

(b)    Sullivan & Cromwell LLP, United States counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)    Lee and Li, ROC counsel for the Underwriters, shall have furnished to you such written opinion, dated such Time of Delivery, with respect to such matters as you may request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(d)    Simpson Thacher & Bartlett LLP, United States counsel for the Company and the Selling Shareholder, shall have furnished to you their written opinion, dated such Time of Delivery in form and substance satisfactory to you, to the effect that:

(i)    This Agreement has been duly executed and delivered by each of the Company and by the Selling Shareholder in accordance with the laws of the State of New York;

(ii)    The Deposit Agreement has been duly executed and delivered by the Company in accordance with the laws of the State of New York and, assuming that the Deposit Agreement has been duly authorized, executed and delivered by the Depositary, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to (A) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (B) general equitable principles (whether considered in a proceeding in equity or at law), (C) an implied covenant of good faith and fair dealing and (D) the effects of the possible judicial application of foreign laws or foreign governmental or judicial action affecting creditors’ rights;

(iii)    Assuming the due authorization, execution, issuance and delivery by the Depositary of ADRs evidencing the ADSs against the deposit of the Shares in accordance with the provisions of the Deposit Agreement and payment therefor in accordance with this Agreement, such ADRs will be duly and validly issued and persons in whose names such ADRs are registered will be entitled to the benefits specified therein and in the Deposit Agreement;

(iv)    The sale of the ADSs by the Selling Shareholder and the performance by each of the Company and the Selling Shareholder of all of the provisions of this Agreement, and by the Company of the Deposit Agreement, will not breach or result in a default under the agreements or instruments set forth in Schedule I thereto, nor will such action violate any U.S. federal or New York state statute or any rule or regulation that has been issued pursuant to any U.S. federal or New York state statute or any order known to such counsel issued pursuant to any U.S. federal or New York state statute by any court or governmental agency or body or court having jurisdiction over the Company or the Selling Shareholder or any of their respective properties;

(v)    No consent, approval, authorization, order, registration or qualification of or with any U.S. federal or New York governmental agency or body or, to such counsel’s knowledge, any U.S. federal or New York state court is required for the sale of the ADSs by the Selling Shareholder and the compliance by the Company and the Selling Shareholder with all of the provisions of this Agreement or the Company with the Deposit Agreement, except for the registration under the Act of the Shares and the ADSs, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the ADSs by the Underwriters;

(vi)    The statements made in the Prospectus under the captions “Description of American Depositary Shares”, “Shares Eligible for Future Sale” and “Underwriting”, insofar as they purport to constitute summaries of the terms of New York state or U.S. federal statutes, rules and regulations thereunder or contracts and other documents governed by New York law, constitute accurate summaries of the terms of such statutes, rules and regulations or contracts and other documents in all material respects;

(vii)    The statements made in the Prospectus under the caption “Taxation—U.S. Federal Income Tax Considerations for U.S. Persons,” insofar as they purport to constitute summaries of matters of U.S. federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of matters described therein in all material respects;

(viii)    Under the laws of the State of New York relating to submission to jurisdiction, assuming validity and irrevocability in each case under the laws of the ROC, (A) the Company and the Selling Shareholder have, pursuant to Section 15 of this Agreement, and the Company has, pursuant to Section 7.07 of the Deposit Agreement, validly submitted to the jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York (each a “New York Court”), (B) the Company and the Selling Shareholder have, pursuant to Section 15 of this Agreement, validly waived, to the extent permitted by applicable law, any objection each may now or hereafter have to the laying of venue in any such court, and (C) CT Corporation System, 111 Eighth Avenue, New York, New York has been validly appointed as the authorized agent for the purposes described in Section 15 of this Agreement by each of the Company and the Selling Shareholder and by the Company pursuant to Section 7.07 of the Deposit Agreement, and service of process effected in the manner set forth in Section 15 of this Agreement, in the case of the Company and the Selling Shareholder, and Section 7.07 of the Deposit Agreement, in the case of the Company, will be effective to confer valid personal jurisdiction over the Company and the Selling Shareholder; and the waiver by the Company and the Selling Shareholder pursuant to this Agreement and by the Company pursuant to the Deposit Agreement of any sovereign immunity and immunity from prejudgment attachment, post-judgment attachment and execution is legal, valid and binding under New York and U.S. federal law, subject to the limitations imposed by the United States Foreign Sovereign Immunities Act of 1976;

(ix)    The Company is not an “investment company” or a company “controlled” by an “investment company” within the meaning of and subject to regulation under the Investment Company Act;

(x)    The Registration Statement has become effective under the Act and the Prospectus was filed on August •, 2005 pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act; and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission;

(xi)    The Registration Statement (including the documents incorporated or deemed incorporated by reference therein), as of its effective date, and the Prospectus (including the documents incorporated or deemed incorporated by reference therein), as of its date, appeared, on its face, to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel express no view with respect to the financial statements contained in, incorporated or deemed incorporated by reference in the Registration Statement or the Prospectus;

(xii)    Nothing has come to the attention of such counsel that causes it to believe that the Registration Statement (including the documents incorporated or deemed incorporated by reference therein), as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the documents incorporated or deemed incorporated by reference therein), as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel expresses no belief with respect to the financial statements contained in, incorporated or deemed incorporated by reference in the Registration Statement or the Prospectus;

(xiii)    To such counsel’s knowledge, there are no pending legal or governmental proceedings against the Company required to be set forth in the Prospectus which are not set forth as required, or any contracts or documents of a character required to be set forth in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not set forth and filed as required; and to such counsel’s knowledge, no legal or governmental proceedings against the Company required to be set forth in the Prospectus which are not set forth as required have been threatened or asserted by governmental authorities or by others; and

(xiv)    Upon payment of the purchase price for the ADSs to the Selling Shareholder by the Underwriters and the delivery by the Selling Shareholder to DTC or its agent of the ADSs registered in the name of Cede & Co. or such other nominee designated by DTC, both as provided for herein, and the crediting of the ADSs to the Underwriters’ accounts with DTC, the Underwriters will acquire a valid “security entitlement” (within the meaning of Section 8-501 of the Code) to the ADSs, and no action based on an “adverse claim” (as defined in Section 8-102 of the Code) may be asserted against the Underwriters with respect to such security entitlement (assuming that the Underwriters are without notice of any such adverse claim).

In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States;

(e)    Baker & McKenzie, ROC counsel for the Company and the Selling Shareholder shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i)    The Company has been duly incorporated and is validly existing as a corporation limited by shares organized under the laws of the ROC with power and authority (corporate and other) to own, use, lease and operate its properties and conduct its business in the manner presently conducted and as set forth in the Prospectus and to perform its obligations under this Agreement and the Deposit Agreement; the Articles of Incorporation, the business license and other constituent documents of the Company comply with the requirements of applicable laws, statute and regulations of the ROC and are in full force and effect; provided, that such counsel need express no opinion as to the effect, if any, of the Resolutions on the power and authority of the Company to perform its obligations under Section[s] [•] of the Deposit Agreement;

(ii)    The Company has an authorized and paid-in capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the Common Shares contained in the Prospectus; all of the Common Shares (including the Shares) have been duly listed and admitted for trading on the Taiwan Stock Exchange; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares or the ADSs in their capacity as shareholders; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue the Common Shares; the Shares to be deposited by the Selling Shareholder may be freely deposited by the Selling Shareholder with the Depositary against issuance of ADRs evidencing ADSs; the ADSs and the Shares are freely transferable by the Selling Shareholder to or for the account of the several Underwriters in the manner contemplated herein and the initial purchasers thereof; provided, that such counsel need express no opinion as to the effect, if any, of the Resolutions on the Selling Shareholder’s ability to deposit the Shares with the Depositary or on the transferability of the ADSs and Shares by the Selling Shareholder;

(iii)    All Governmental Authorizations of any Governmental Agency required for (A) the deposit of Shares and the issuance of ADSs in respect thereof, (B) the authorization, execution, delivery and performance by the Company of this Agreement to be duly and validly authorized and the Deposit Agreement and (C) the authorization, execution, delivery and performance by the Selling Shareholder of this Agreement and to be duly and validly authorized have been obtained or made and are in full force and effect and no such Governmental Authorization has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed, except for (A) such filings, if any, required by the ROC “Rules for Handling Issuance and Offer of Overseas Securities by Issuers”, (B) the approval of the ROC Central Bank of China for foreign exchange settlements and payments contemplated by the Deposit Agreement, and (C) telephone notification of and filing of required documents with the ROC Central Bank of China prior to the conversion of United States dollars proceeds into New Taiwan dollars; provided, that such counsel need express no opinion as to the effect, if any, of the Resolutions on any of the aforesaid Governmental Authorizations that have been obtained or made or the requirement to obtain or make any additional Governmental Authorizations in respect of the foregoing matters;

(iv)    The Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; provided, that such counsel need express no opinion as to the effect, if any, of the Resolutions on the validity and enforceability of the Company’s obligations under Section[s] [•] of the Deposit Agreement;

(v)    The Company has good and marketable title to all real property owned by it, in each case free and clear of all liens, encumbrances, charges, claims, third party rights or interests, defects and any other restrictions except such as are set forth in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company;

(vi)    To the best of such counsel’s knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the current or future financial position, shareholders’ equity or results of operations of the Company, and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

(vii)    This Agreement has been duly authorized, executed and delivered by each of the Company and the Selling Shareholder, and constitutes a valid and legally binding agreement of each of the Company and the Selling Shareholder under laws and regulations of the ROC, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; provided, that such counsel need express no opinion as to the effect, if any, of the Resolutions on the validity and enforceability of the obligations of the Company or the Selling Shareholder, as the case may be, under Sections 2, 5(b)(ii), 6(a) or 12 of this Agreement;

(viii)    The deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs, the compliance by each of the Company and the Selling Shareholder with all of the provisions of this Agreement, and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or the Selling Shareholder are a party or by which the Company or the Selling Shareholder are bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation, business licenses or other constituent documents of the Company or the Selling Shareholder or any law or statute or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over the Company or the Selling Shareholder or any of their respective properties, including the Telecommunication Acts of the ROC, the Statute of Chunghwa Telecom Co., Ltd., the Statute Governing Privatization of State Owned Enterprises, the Law Governing Administration of State Owned Enterprises, the Audit Law of the ROC and the Budget Law of the ROC; provided, that such counsel need express no opinion as to whether any such action will result in any violation of the Budget Law to the extent that the Resolutions have any effect thereon;

(ix)    The Selling Shareholder has, and immediately prior to each Time of Delivery the Selling Shareholder will have, good and valid title to the Shares and ADSs to be sold by the Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and ADSs and payment therefor pursuant hereto and thereto, good and valid title to such Shares and ADSs, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters, as the case may be;

(x)    The statements in the Prospectus under the caption “Prospectus Summary”, “Risk Factors”, “Recent Developments”, “Use of Proceeds”, “Dividend Policy”, “Our Principal Lines of Business”, “Our Network Infrastructure”, “Employee Stock Subscription Programs”, “Implications of Our Privatization”, “Principal and Selling Shareholders”, “Relationship with the Republic of China”, “Shares Eligible for Future Sale”, “Resolutions Passed by the Legislative Yuan”, “Taxation—Republic of China Taxation”, “Enforceability of Civil Liabilities” and in Item 4, “Information on the Company”, Item 5 “Operating and Financial Review and Prospects”, Item 6, “Directors, Senior Management and Employees”, and Item 10, “Additional Information” of the Annual Report incorporated by reference in the Prospectus, to the extent such statements relate to matters of law or regulation of the ROC, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect; provided, that such counsel need express no opinion with respect to any such statements under the caption “Prospectus Summary”, “Risk Factors” and “Resolutions Passed by the Legislative Yuan” as to the effect, if any, of the Resolutions as described therein;

(xi)    The opinions of such counsel set forth in the Prospectus under “Enforceability of Civil Liabilities” and “Taxation—Republic of China Taxation” and “Validity of Securities” are confirmed as of such Time of Delivery;

(xii)    Other than as set forth in the Prospectus, so long as this Agreement or any documents which are deemed “receipts” under ROC Stamp Tax Law are executed outside the ROC, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the ROC or to any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares by the Selling Shareholder against the issuance of ADRs evidencing ADSs, (B) the sale and delivery by the Selling Shareholder of the ADSs representing the Shares to or for the respective accounts of the Underwriters, (C) the sale and delivery outside the ROC by the Underwriters of the ADSs representing the Shares to the initial purchasers thereof or (D) the execution, delivery and performance of this Agreement and the Deposit Agreement (other than any income tax that may be levied on the income of the Underwriters whose income may otherwise be subject to ROC tax or withholding, if any, with respect to such income tax);

(xiii)    Insofar as matters of ROC law are concerned, the Registration Statement, the Prospectus, the ADS Registration Statement, the Japanese Registration Statement and the Japanese Prospectus and the filing of the Registration Statement, the Prospectus and the ADS Registration Statement with the Commission and the filing of the Japanese Registration Statement with the KLFB have been duly authorized by and on behalf of the Company; and the Registration Statement, the ADS Registration Statement and the Japanese Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

(xiv)    The agreement of each of the Company and the Selling Shareholder to the choice of law provisions set forth in Section 15 hereof and in Section 7.07 of the Deposit Agreement will be recognized by the courts of the ROC; each of the Company and the Selling Shareholder can sue and be sued in its own name under the laws of the ROC; the irrevocable submission of each of the Company and the Selling Shareholder to the exclusive jurisdiction of a New York Court, the waiver by each of the Company and the Selling Shareholder of any objection to the venue of a proceeding of a New York Court and the agreement of each of the Company and the Selling Shareholder that this Agreement and the Deposit Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in each of Section 15 hereof and in Section 7.07 of the Deposit Agreement will be effective, insofar as the law of the ROC is concerned, to confer valid personal jurisdiction over each of the Company and the Selling Shareholder; and subject to the conditions set forth in the Prospectus under the caption “Enforceability of Civil Liabilities”, judgment obtained in a New York Court arising out of or in relation to the obligations of each of the Company and the Selling Shareholder under each of this Agreement and the Deposit Agreement would be enforceable against the Company without further review of the merits in the courts of the ROC;

(xv)    The indemnification and contribution provisions set forth in Section 8 hereof and in Section 5.08 of the Deposit Agreement do not contravene the public policy or laws of the ROC, and insofar as matters of ROC law are concerned, constitute the legal, valid and binding obligations of each of the Company and the Selling Shareholder, enforceable in accordance with the terms therein, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization and other laws of general applicability relating to or affecting creditors’ rights;

(xvi)    Other than as set forth in the Prospectus, all dividends and other distributions declared and payable in respect of the capital stock of the Company may under the current laws and regulations of the ROC be paid in New Taiwan dollars (including any such dividends or distributions to be paid to the Depositary), that may be converted into foreign currency that may be freely transferred out of the ROC, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the ROC and are otherwise free and clear of any other tax, withholding or deduction in the ROC and without the necessity of obtaining any Governmental Authorization in the ROC;

(xvii)    Neither the Company nor the Selling Shareholder is (A) in violation of its constituent documents, (B) in default, or with the giving of notice or lapse of time or both would be in default, in the performance or observance of any material obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except such defaults which individually or in the aggregate would not have a Material Adverse Effect, or (C) in violation or contravention of any law or statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its properties or the Selling Shareholder; and the payments by the Company to the ROC government in anticipation of dividends expected to be approved at subsequent annual shareholders meetings set forth in the Prospectus under the caption “Dividends”, including the payment of NT$13.0 billion in January 2000 in anticipation of dividends in respect of the fiscal period beginning on July 1, 1999 and ending on December 31, 2000 were made in accordance with applicable law and regulations; provided, that such counsel need express no opinion as to whether the transfer of Shares or ADSs as contemplated herein will result in my violation of the Budget Law to the extent that the Resolutions have any effect thereon;

(xviii) The statements set forth in the Prospectus under the caption “Description of Share Capital” and “Description of American Depositary Shares”, insofar as they purport to constitute a summary of the terms of the Common Shares and ADSs with respect to ROC laws and regulations, respectively and the caption “Taxation—Republic of China Taxation” and “Underwriting” and in Item 4, “Information on the Company” and Item 10, “Additional Information” in the Annual Report incorporated by reference in the Prospectus, insofar as they purport to describe the provisions of the laws of the ROC, are accurate, complete and fair;

(xix)    The ADSs delivered at each Time of Delivery by the Selling Shareholder will be freely transferable by the Selling Shareholder to or for the account of the several Underwriters and (to the extent set forth in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Shares or ADSs under the laws of the ROC except as set forth in the Prospectus; provided, that such counsel need express no opinion as to the effect, if any, of the Resolutions on the transferability of the Shares and the ADSs;

(xx)    Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsections (x) and (xviii) of this Section 7(e), (A) they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery

(other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data contained therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (B) they have no reason to believe that any of the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; provided, however, that such counsel’s opinion in this paragraph relates only to the disclosure of provisions of ROC laws and regulations;

(xxi)    The entering into, performance and enforcement of this Agreement in accordance with its terms will not subject the Underwriters to a requirement to be licensed or otherwise qualified to do business in the ROC, nor will any Underwriter be deemed to be resident, domiciled, carrying on business through an establishment or place in the ROC or in breach of any laws or regulations of the ROC by reason of entering into, performance or enforcement of this Agreement; provided, that such counsel need express no opinion as to whether the entering into, performance or enforcement of this Agreement may cause any Underwriter to be deemed to be in breach of ROC Law to the extent that that the Resolutions have any effect thereon;

(xxii)    The Company has all licenses, consents, franchises, permits, authorizations, approvals, certificates and orders and other concessions of and from, and has made all necessary declaration and filings with, all Governmental Agencies that are necessary to own, lease, license and use its properties and conduct its businesses in the manner as set forth in the Prospectus and such licenses, consents, franchises, permits, authorizations, approvals, certificates, orders or concessions contain no materially burdensome restrictions or conditions not set forth in the Registration Statement or the Prospectus;

(xxiii)    Other than as set forth in the Prospectus, the Company has no obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or the Subsidiary, or to any other person that would, individually or in the aggregate, have a Material Adverse Effect;

(xxiv)    Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against each of the Company and the Selling Shareholder in the ROC in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the ROC of each of this Agreement and the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the ROC or that any stamp or similar tax in the ROC be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder, it being understood that in court proceedings in the ROC, a translation into the Chinese language may be required;

(xxv)    No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs; except as set forth in the Prospectus, and assuming for purposes of this opinion, that the ADSs have been validly issued, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities;

(xxvi)    Assuming for the purposes of this opinion that the ADSs have been validly issued, under the laws of the ROC, each holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company;

(xxvii)    Except as set forth in the Prospectus or this Agreement, all amounts payable by the Company in respect of the ADRs evidencing the ADSs or the underlying Shares shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the ROC or any authority thereof or therein nor are any taxes imposed in the ROC on, or by virtue of the execution or delivery of, such documents;

(xxviii)    To such counsel’s knowledge and other than as set forth in the Prospectus, there are no contracts, agreements or understandings between or among the Company and/or the Selling Shareholder on the one hand, and any person on the other hand, that would give rise to a valid claim against the Company or the Selling Shareholder for a brokerage commission, finder’s fee or other like payment;

(xxix)    Inasmuch as the Prospectus states that under the existing ROC laws and regulations relating to foreign exchange controls, the Company will be required to obtain foreign exchange control approval from the Central Bank of China for the conversion into foreign currencies and the remittance out of the ROC of dividends and certain other amounts, on a payment-by-payment basis, such counsel has no reason to believe that such exchange control approvals will not be routinely available on a timely basis to the Company;

(xxx)    The Company owns or has the legal right to use, or can acquire on reasonable terms, all patents, patent licenses, inventions, copyrights, trademarks, service marks, trade names, domain names and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), information, proprietary rights and processes necessary to conduct its business as currently conducted and as proposed to be conducted, and to the best knowledge of such counsel, the Company has not received any notice or claim of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any Material Adverse Effect; to such counsel’s knowledge, the Company has not in conducting its business activities infringed any patent, copyright, title, trademark, service mark, trade name, domain name or other intellectual property rights already registered by a third party in the ROC or other jurisdiction, which would individually or in the aggregate have a Material Adverse Effect; and

(xxxi)    Under the laws of the ROC, the Company is not entitled to any immunity on the basis of sovereignty or otherwise in respect of its obligations under this Agreement or the Deposit Agreement and could not successfully interpose any such immunity as a defense to any suit or action brought or maintained in respect of its obligations under this Agreement or the Deposit Agreement; and the waiver by the Company of immunity to jurisdiction (including the waiver of sovereign immunity to which the Company may become entitled subsequent to the date of this Agreement or the Deposit Agreement) and immunity to pre-judgment attachment, post-judgment attachment and execution in any suit, action or proceeding against it arising out of or based on this Agreement or the Deposit Agreement is a valid and binding obligation of the Company under ROC law.

In giving such opinion, such counsel may state that with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 7;

(f)    Chang & Chang, special ROC counsel for the Company and the Selling Shareholder, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i)    The Resolutions have no effect on the power and authority of the Company to perform its obligations under Sections 2, 5(b)(ii), 6(a) or 12 of this Agreement or under Section[s] [•] of the Deposit Agreement;

(ii)    The Resolutions have no effect on the Selling Shareholder’s ability to deposit the Shares with the Depositary or on the transferability of the ADSs and Shares by the Selling Shareholder;

(iii)    The Resolutions have no effect on any Governmental Authorizations of any Governmental Agency that have been obtained or made in respect of (A) the deposit of Shares and the issuance of ADSs in respect thereof, (B) the authorization, execution, delivery and performance by the Company the Underwriting Agreement and the Deposit Agreement to be duly and validly authorized and (C) the authorization, execution, delivery and performance by the Selling Shareholder of the Underwriting Agreement to be duly and validly authorized and the Resolutions have no effect on the force and effect of and do not constitute a withdrawal of any such Governmental Authorization or require any additional Government Authorizations in respect of the foregoing matters;

(iv)    The Resolutions have no effect on the validity and enforceability of the Company’s obligations under Sections [•] of the Deposit Agreement;

(v)    The Resolutions have no effect on the validity and enforceability of the obligations of the Company or the Selling Shareholder, as the case may be, under Sections 2, 5(b)(ii), 6(a) or 12 of this Agreement;

(vi)    The deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs, the compliance by each of the Company and the Selling Shareholder with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions therein contemplated will not result in any violation of the Budget Law to the extent that the Resolutions have any effect thereon;

(vii)    The transfer of Shares or ADSs as contemplated in this Agreement will not result in any violation or contravention of the Budget Law to the extent that the Resolutions have any effect thereon;

(viii)    The Resolutions have no effect on the transferability of the Shares and ADSs by the Selling Shareholder to or for the account of the several Underwriters and (to the extent set forth in the Prospectus) the initial purchasers thereof or on the subsequent transferability of the Shares or ADSs under the laws of the ROC;

(ix)    The entering into, performance and enforcement of this Agreement will not cause any Underwriter to be deemed to be in breach of ROC Law to the extent that the Resolutions have any effect thereon; and

(x)    The statements in the Prospectus under the caption “Prospectus Summary”, “Risk Factors” and “Resolutions Passed by the Legislative Yuan” as to the effect, if any, of the Resolutions as described therein, to the extent such statements relate to matters of law or regulation of the ROC, are true and accurate in all material respects and nothing has been omitted from such statements which would make the same misleading in any material respect.

In giving such opinion, such counsel may state that with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 7;

(g)    Emmet, Marvin & Martin LLP, counsel for the Depositary shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i)    The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and, constitutes a valid and legally binding obligation of the Depositary, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization moratorium or similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity;

(ii)    Upon execution and delivery by the Depositary of ADRs evidencing ADSs against the deposit of Shares in accordance with the provisions of the Deposit Agreement, the ADSs will be duly and validly issued and will entitle the holder thereof to the rights specified therein and in the Deposit Agreement; and

(iii)    The staff of the Securities and Exchange Commission has informed such counsel that the ADS Registration Statement, as amended, has been declared effective under the Act and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the ADS Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the ADS Registration Statement, and each amendment thereof, as of their respective dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder;

(h)    On the date of the Preliminary Prospectus, on the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Deloitte & Touche shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

(i)    (i) The Company shall not have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood, earthquake or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in this clause (i) or (ii), is in the judgment of the Joint Bookrunners so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and ADSs on the terms and in the manner contemplated in the Prospectus;

(j)    On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;

(k)    The ADSs to be sold by the Selling Shareholder at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the NYSE;

(l)    The Depositary shall have furnished or caused to be furnished to you at such Time of Delivery certificates satisfactory to you evidencing the deposit with it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Selling Shareholder at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;

(m)    The Company shall have complied with the provisions of Section 5(a)(iii) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(n)    The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (h) of this Section, and as to such other matters as you may reasonably request;

(o)    The Selling Shareholder shall have furnished or caused to be furnished to you at such Time of Delivery certificates of an officer of the Selling Shareholder satisfactory to you as to the accuracy of the representations and warranties of the Selling Shareholder herein at and as of such Time of Delivery, as to the performance by the Selling Shareholder of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request; and

(p)    There shall not be any litigation, proceedings, investigations, processes for administrative sanctions or other actions initiated by or before any court or tribunal, judicial, administrative or executive agency, self-regulatory organization or any other entity with due authority against or involving any party, in the ROC or elsewhere, that seeks to declare invalid or illegal, under ROC law or otherwise, the Offering or the transactions contemplated herein.

8. (a)    The Company and the Selling Shareholder, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages, expenses or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any challenge to the validity or legality of the Offering or the transactions contemplated herein, under ROC law or otherwise, or an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement,

the Prospectus, the Japanese Registration Statement or the Japanese Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage, expenses or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement, the Prospectus, the Japanese Registration Statement or the Japanese Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Joint Bookrunners expressly for use therein.

(b)    Each Underwriter will indemnify and hold harmless the Company and the Selling Shareholder against any losses, claims, damages, expenses or liabilities to which the Company or the Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement, the Prospectus, the Japanese Registration Statement or the Japanese Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement, the Prospectus, the Japanese Registration Statement or the Japanese Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Joint Bookrunners expressly for use therein; and will reimburse the Company and the Selling Shareholder for any legal or other expenses reasonably incurred by the Company or the Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)    Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)    If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand (it being understood that for purposes of this subsection (d), any benefit received by the Selling Shareholder shall also be deemed to have been received by the Company) and the Underwriters on the other from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the ADSs purchased under this Agreement (before deducting expenses) received by the Company and the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters with respect to the ADSs purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)    The obligations of the Company and the Selling Shareholder under this Section 8 shall be in addition to any liability which the Company and the Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to the respective affiliates and selling agents of each Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) or the Selling Shareholder, as the case may be, and to each person, if any, who controls the Company or the Selling Shareholder, as the case may be, within the meaning of the Act.

9. (a) If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase under this Agreement at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such ADSs on the terms contained herein or therein, as applicable. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such ADSs, then the Company and the Selling Shareholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholder that you have so arranged for the purchase of such ADSs, or the Company and the Selling Shareholder notifies you that they have so arranged for the purchase of such ADSs, you or the Company and the Selling Shareholder shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus, or in any other documents or arrangements which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with.

(b)    If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you or the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, then the Selling Shareholder shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)    If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you or the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, or if the Company and the Selling Shareholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Shareholder to sell the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholder, except for the expenses to be borne by the Company and the Selling Shareholder and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Sections 8 and 16 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.    The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, the Selling Shareholder, or any controlling person of the Selling Shareholder, and shall survive delivery of and payment for the ADSs.

11.    This Agreement shall be subject to termination in the absolute discretion of the Joint Bookrunners, by written notice given to the Company prior to a Time of Delivery, if at any time prior to such Time of Delivery, any of the following events shall have occurred: (a) a suspension or material limitation in trading in securities generally by the Commission or the ROC Securities and Futures Bureau on the NYSE or Taiwan Stock Exchange, as applicable; (b) a suspension or material limitation in trading in the Company’s securities on the NYSE or Taiwan Stock Exchange; (c) a general moratorium on commercial banking activities in New York, London or the ROC declared by the relevant authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, the United Kingdom or the ROC; (d) a change or development involving a prospective change in the ROC taxation affecting the Company, the Shares or the ADSs or the transfer thereof; (e) the outbreak or escalation of hostilities involving the United States or the ROC or the declaration by the United States or the ROC of a national emergency or war, if the effect of any such event specified in this clause (e), in the judgment of the Joint Bookrunners, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus; (f) since the respective dates as of which information is given in the Prospectus, any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company, otherwise than as set forth in the Prospectus, if the effect of any such event specified in this clause (f) in the judgment of the Joint Bookrunners so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus; or (g) the occurrence of any calamity or crises or any material adverse change in the existing financial, political or economic conditions or currency exchange rates or controls in the United States, the United Kingdom and the ROC or elsewhere which, in the judgment of the Joint Bookrunners would materially and adversely affect the financial markets or the market for the Shares and ADSs.

12.    If this Agreement shall be terminated pursuant to Sections 9 or 11 hereof, neither the Company nor the Selling Shareholder shall then be under any liability to any Underwriter except as provided in Sections 6, 8 and 16 hereof; but, if for any other reason any ADSs are not delivered by or on behalf of the Selling Shareholder as provided herein, the Company and the Selling Shareholder will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs not so delivered, but the Company and the Selling Shareholder shall then be under no further liability to any Underwriter in respect of the ADSs not so delivered except as provided in Sections 6, 8 or 16 hereof.

13.    In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Joint Bookrunners; and in all dealings with the Company or the Selling Shareholder hereunder, as the case may be, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Company or the Selling Shareholder, as the case may be.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the

Representatives in care of: Goldman Sachs International, c/o Goldman Sachs (Asia) L.L.C., 68/F, Cheung Kong Center, 2 Queen’s Road Central, Central, Hong Kong, facsimile number: (852) 2978-0440, attention: Special Execution Group; Morgan Stanley Services Limited, c/o Morgan Stanley Dean Witter Asia Limited, 26th Floor, Three Exchange Square, Central, Hong Kong, facsimile number: (852) 2848-5041, attention: Legal Department; UBS AG, 52/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong, facsimile number: (852) 2971-8779, attention: Legal Department; if to the Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Shareholder at Simpson Thacher & Bartlett LLP, 7/F, ICBC Tower, 3 Garden Road, Central, Hong Kong, facsimile number: (852) 2869-7694, attention: Chris Lin; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Shareholder by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14.    This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholder and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder or any Underwriter, including any affiliates and selling agents of an Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15.    Each of the parties hereto irrevocably (a) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York court, (b) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (c) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Selling Shareholder irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York Court or in any competent court in the ROC. Each of the Company and the Selling Shareholder has appointed C.T. Corporation System, 111 Eighth Avenue, New York, New York, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company and the Selling Shareholder represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company and the Selling Shareholder, as the case may be, shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholder, as the case may be.

16.    In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Company and the Selling Shareholder, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (a) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (b) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

17.    Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

18.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

19.    This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

20.    This Agreement constitutes the entire agreement among the parties and supersedes all prior agreements and understandings, oral or written, with respect to the matters set forth herein.

If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Shareholder. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholder for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

Chunghwa Telecom Co., Ltd.

By:
Name: Title:

Ministry of Transportation and Communications

By:
Name: Title:

Accepted as of the date hereof

on behalf of each of the Underwriters

Goldman Sachs International

By:
Name: Title:

Morgan Stanley Dean Witter Asia Limited

on behalf of Morgan Stanley Services Limited

By:
Name: Title:

UBS AG

By:
Name: Title:

By:
Name: Title:

SCHEDULE I

Underwriter	Total Number of ADSs to be Purchased	Number of Optional ADSs to be Purchased if Maximum Option Exercised

Goldman Sachs International

Morgan Stanley Services Limited

UBS AG

Total

I-1

ANNEX I

FORM OF COMFORT LETTER

Pursuant to Section 7(g) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

(i)    They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

(ii)    In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the “Representatives”);

(iii)    They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company’s current report on Form 6-K incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

(iv)    The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 8 of the Company’s Annual Report on Form 20-F for the most recent fiscal year agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company’s Annual Reports on Form 20-F for such fiscal years;

(v)    They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 8 and 11 of Form 20-F and of Regulation S-K;

(vi)    On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

(A)    (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in an interim report on Form 6-K incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in an interim report on Form 6-K incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

(B)    any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company’s Annual Report on Form 20-F for the most recent fiscal year;

(C)    the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included or incorporated by reference in the Company’s Annual Report on Form 20-F for the most recent fiscal year;

(D)    any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

(E)    as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or shareholders’ equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(F)    for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(vii)    In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.